UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place Suite 850
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock. $0.01 par value	SAM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2023, John C. Geist informed the Company that he intends to retire from his role as Chief Sales Officer in 2024. Mr. Geist joined the Company in 1997 from a large alcohol beverage distributor where he had been a sales manager. He was promoted to Vice President of Sales in 2007 and then Chief Sales Officer in 2016. Mr. Geist intends to remain in his role as Chief Sales Officer through December 31, 2023, at which point he will transition to a senior adviser role until he fully retires at a yet-to-be determined date in 2024.

On August 15, 2023, the Company announced that it intends to appoint Senior Sales Director Michael J. Crowley, 54, as Chief Sales Officer effective January 1, 2024. Mr. Crowley and Mr. Geist will commence working together on the transition starting in September 2023.

Mr. Crowley has been with Boston Beer since 1996. Most recently, he has served in the role of Atlantic Division Senior Sales Director since 2014. Prior to that, he worked as Senior National Account Manager from 2011 to 2014 and as Regional Sales Manager (New York and New Jersey) from 1997 to 2011.

Item 8.01 Other Events.

On August 11, 2023, the Company entered into a 10b5-1 plan to repurchase up to $30 million of the Company’s Class A Common Stock during the period commencing October 2, 2023 and ending December 29, 2023.

On August 14, 2023, Chief People Officer Carolyn O’Boyle entered into an individual 10b5-1 plan for trading in shares of the Company’s Class A Common Stock. The maximum number of shares that may be sold pursuant to this 10b5-1 plan is 611 shares. The purpose of this 10b5-1 plan is to provide liquidity and investment diversification. Once executed, transactions under this 10b5-1 plan will be disclosed publicly through Form 4 and/or Form 144 filings with the Securities and Exchange Commission to the extent applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

Date:	August 15, 2023	By:	/s/ David A. Burwick
Name: David A. Burwick Title: President & Chief Executive Officer